TRANSAMERICA FUNDS
Supplement dated July 16, 2009 to the Class I Prospectus dated March 1, 2009, as previously supplemented
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Transamerica BNY Mellon Market Neutral Strategy
Effective immediately, the third paragraph under the section entitled “Principal Strategies and Policies” relating to Transamerica BNY Mellon Market Neutral Strategy is deleted and replaced with the following:
It is currently expected that the long and short positions of the fund will consist primarily of large-capitalization and medium-capitalization U.S. equity securities listed on the New York, American, and NASDAQ exchanges. The fund may also invest up to 20% of its net assets in short-capitalization securities. The fund may also take long and short positions in securities of non-U.S.-domiciled companies if they are denominated in U.S. dollars and traded on a U.S. exchange, either directly or through ADRs or similar securities. As discussed below, the fund will also hold cash and cash equivalents to provide collateral for its short positions.
Effective immediately, the following disclosure is added as the fifth bullet under the section entitled “Principal Risks” relating to Transamerica BNY Mellon Market Neutral Strategy:
▪ Small- or Medium-Sized Companies
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
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Transamerica Federated Market Opportunity
Effective August 1, 2009, the investment objective of Transamerica Federated Market Opportunity as currently disclosed under the section entitled “Objective” is revised as follows:
The objective of Transamerica Federated Market Opportunity is to provide absolute (positive) returns with low correlation to the U.S. equity market.
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Transamerica MFS International Equity
Effective August 1, 2009, the table under the section entitled “Additional Information — Management — Advisory Fee” relating to Transamerica MFS International Equity is deleted and replaced with the following:
Average Daily Net Assets

First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Effective August 1, 2009, the table under the section entitled “Additional Information — Management — Sub-Advisory Fee” relating to Transamerica MFS International Equity is deleted and replaced with the following:

First $250 million	0.45%
Over $250 million up to $500 million	0.425%
Over $500 million up to $1 billion	0.40%
Over $1 billion	0.375%
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Series Trust.

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Transamerica PIMCO Real Return TIPS
Effective July 1, 2009, the table under the section entitled “Additional Information — Management — Advisory Fee” relating to Transamerica PIMCO Real Return TIPS is deleted and replaced with the following:
Average Daily Net Assets

First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%
Effective July 1, 2009, the first paragraph under the section entitled “Additional Information — Management — Sub-Advisory Fee” relating to Transamerica PIMCO Real Return TIPS is deleted and replaced with the following:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.25%
Over $1 billion	0.20%
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Transamerica PIMCO Total Return
Effective July 1, 2009, the first paragraph under the section entitled “Additional Information — Management — Sub-Advisory Fee” relating to Transamerica PIMCO Total Return is deleted and replaced with the following:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $1 billion	0.25%
Over $1 billion	0.225	%,
only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis

For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return, Transamerica PIMCO Total Return VP and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return and Transamerica PIMCO Total Return VP.
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Transamerica Value Balanced
Effective immediately, the following replaces the portfolio manager information under the section entitled “Additional Information — Management — Portfolio Managers” relating to Transamerica Value Balanced:
Greg D. Haendel, CFA
Portfolio Manager (lead-fixed income)
Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

John J. Huber, CFA
Portfolio Manager (lead-equity)
John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

Derek S. Brown, CFA
Portfolio Manager (co-fixed income)
Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Scott L. Dinsdale, CFA
Portfolio Manager (co-equity)
Scott L. Dinsdale is a Senior Securities Analyst at TIM. He rejoined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Company and previously worked as a Director at Standard and Poor’s Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 20 years of investment experience.

Kirk R. Feldhus
Portfolio Manager (co-equity)
Kirk R. Feldhus is a Securities Analyst at TIM. He co-manages institutional and retail portfolios for the diversified equity and allcap value strategies. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Feldhus served as vice president at Crystal Cove Capital. He has worked as a research associate at Bank of America Securities and as a management consultant at Ernst & Young. He holds an M.B.A. from the Marshall School at the University of Southern California and earned a B.S. from Colorado State University. Mr. Feldhus has 9 years of investment experience.

Brian W. Westhoff, CFA
Portfolio Manager (co-equity)
Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the fund.
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Investors Should Retain this Supplement for Future Reference

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